UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2011

Beckman Coulter, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, CA 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As Beckman Coulter, Inc. (the “Company”) has previously disclosed, the Company is currently conducting a prospective clinical trial to establish the diagnostic performance of its troponin test on its DxI instruments and Access instruments using patient samples from the intended use population. The Company had previously disclosed that it expects to complete such clinical trial in time to submit two separate 510(k) notices to the U.S. Food and Drug Administration (the “FDA”) in the first half of 2011. Based on the current status of the clinical trial, including site and patient enrollment and preliminary myocardial infarction (MI) incidence rates observed, the Company currently expects to submit such two separate 510(k) notices to the FDA for the troponin test during the May/June 2011 time frame, including one 510(k) notice for Access instruments and another for DxI instruments. However, there can be no assurances that such 510(k) notices will be submitted in such time frame or that, upon submission, the updated 510(k) clearances will be received in a timely manner from the FDA, if at all.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements contain words such as “expect,” “estimate,” “could,” “will,” “likely,” “possible,” “may” or the negative thereof or comparable terminology, and may include information regarding the Company’s expectations, goals or intentions regarding the future.

Forward-looking statements included herein are based on management’s current expectations, estimates, forecasts and projections about the Company and are subject to risks and uncertainties, some of which may be beyond the Company’s control that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include our ability to identify and locate qualified test sites, recruit patients meeting the necessary criteria, and obtain necessary trial results. Additional factors that could cause actual results to differ are discussed in the Company’s Form 10-K for the fiscal year ended December 31, 2009 and the Company’s Form 10-Q for the quarter ended September 30, 2010 as well as in reports the Company files with the Securities and Exchange Commission from time to time. Forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update these disclosures except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2011

BECKMAN COULTER, INC.

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Assistant General Counsel and Assistant Secretary